Business Combinations (Details) - USD ($) $ / shares in Units, $ in Thousands		12 Months Ended
	Jul. 04, 2021	Dec. 31, 2021	Mar. 31, 2021	Dec. 08, 2020
Business Combinations (Details) [Line Items]
Outstanding equity interests percentage				100.00%
Initial equity interest price		$ 1,100	$ 51
Operating description		An additional amount equal to NNNW’s 2021 revenues less $1 million will be paid in April 2022, subject to an operating margin of at least 37.5% in 2021. The Company, in its sole discretion, may pay up to 25% of the contingent consideration by issuing ADSs.
Customer relations description		Customer relations are amortized on a straight-line basis over 7 years. Goodwill primarily represented the value of assembled workforce. From the date of acquisition through December 31, 2020, NNNW has contributed $92 thousand to the revenue of the Company and has decreased the net loss of the Company by $4 thousand. If the business combination had taken place on January 1, 2020, consolidated unaudited pro forma revenue and net loss would have been $6,084 thousand and $7,486 thousand, respectively, for the year ended December 31, 2020. b. Acquisition of CyberKick On July 4, 2021, the Company completed the acquisition of all issued and outstanding share capital of CyberKick, which provides solutions for security and privacy tools developers and consumers. The initial consideration paid was $9.3 million, which consisted of cash consideration of $3.7 million and equity consideration of $5.6 million paid by the issuance of 4,062,045 ordinary shares of the Company (based on the average weight of the share price for an agreed period prior to the acquisition). The consideration may be increased by an additional earn-out payment of up to $3 million to CyberKick’s founders, subject to certain revenue targets of CyberKick during the first and second year following the closing of the transaction, provided that the entitlement shall be only of the founders who are still engaged by CyberKick at such time. The Company may decide, at its sole discretion, to pay the earn-out consideration in equity, in whole or in part. The costs associated with the acquisition were approximately $215 thousand and are recorded in general and administrative expense. The acquisition date fair value of the consideration transferred was $9,508 thousand, which consisted of the following: July 4, 2021 U.S. dollar in thousands Consideration: Cash 3,700 Fair value of ordinary shares issued 5,808 9,508 The following table summarizes the fair values of assets acquired and liabilities assumed as of the date of acquisition: July 4, 2021 U.S. dollar in thousands Customer relations 3,228 Technologies 792 Deferred tax liabilities (825) Property and equipment, net 2 Goodwill 6,311 Net assets acquired 9,508 The estimated useful life of the acquired technologies is 10 years, and the customer relations is between 2 to 8 years. Goodwill primarily represented the value of assembled workforce.
Initial consideration paid	$ 9,300
Cash consideration	3,700
Equity consideration	$ 5,600
Ordinary shares (in Shares)	4,062,045	4,062,045
Additional earn-out payments	$ 3,000
Useful life description		The estimated useful life of the acquired technologies is 10 years, and the customer relations is between 2 to 8 years. Goodwill primarily represented the value of assembled workforce.
Estimated fair value		$ 5,808
Per share (in Dollars per share)		$ 1.43
Contribution to revenue		$ 3,389
Increased net loss		1,478
Pro forma revenue and net loss		12,572
Pro-forma loss from continuing operations		13,571
Acquisition of NNNW [Member]
Business Combinations (Details) [Line Items]
General and administrative expense		118
Consideration transferred, acquisition-date fair value		1,733
Acquisition of CyberKick [Member]
Business Combinations (Details) [Line Items]
General and administrative expense		215
Consideration transferred, acquisition-date fair value		9,508
Estimated fair value		$ 3,000